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                                                                  Exhibit 10.57

                             AMENDMENT NUMBER ONE TO
                             -----------------------
                   SECOND RESTATEMENT OF EMPLOYMENT AGREEMENT
                   ------------------------------------------

         THIS AMENDMENT NUMBER ONE TO SECOND RESTATEMENT OF EMPLOYMENT AGREEMENT (this "Amendment") is effective as of _______________, 1999, between STAR TELECOMMUNICATIONS, INC., a Delaware corporation ("STAR"), and JAMES KOLSRUD ("EMPLOYEE").

         RECITALS:
         --------

         A. STAR (and/or STAR Vending, Inc., a Nevada corporation, predecessor in interest to STAR) and Employee are parties to that certain Employment Agreement effective as of September 14, 1996, as amended and restated by that certain First Restatement of Employment Agreement effective as of December 18, 1996, as amended and restated by that certain First Restatement of Employment Agreement effective as of June 16, 1997, as amended and restated by that certain Second Restatement of Employment Agreement effective as of April 1, 1998 (collectively, the "Employment Agreement"), pursuant to which Employee is employed by STAR.

         B. The parties desire to modify the monthly base salary payable to Employee under the Employment Agreement, as set forth in this Amendment.

         AGREEMENTS:
         ----------

         NOW, THEREFORE, the parties agree to amend the Employment Agreement as follows:

         1. DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Employment Agreement. From and after the date hereof, the term "Agreement" as used in the Employment Agreement will mean the Employment Agreement as amended by this Amendment, unless and until such Employment Agreement may again be amended.

         2. AMENDMENT OF SECTION 3.1. Section 3.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "3.1 BASE SALARY. STAR shall pay Employee a monthly salary during the term of this Agreement. This salary shall be $20,000.00 per month. Employee's salary shall not be reduced at any time during the term of this Agreement, but the foregoing shall not limit STAR's rights under Section 7."

         3. CONFIRMATION. Except as specifically amended by this Amendment, the Employment Agreement will continue unchanged, and the terms and conditions of the Employment Agreement, as amended by this Amendment, are ratified and confirmed.


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         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

                                         "STAR"

                                         STAR TELECOMMUNICATIONS, INC.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------------
                                               Mary Casey, President

                                         "EMPLOYEE"

                                            ------------------------------------
                                         James Kolsrud


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